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                                                                    Exhibit 10.5

                                  SCHEDULE 5.3

     Deliver to Administrative Agent, with copies to each Lender, each of the financial statements, reports, or other items set forth set forth below at the following times in form satisfactory to Administrative Agent:

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Monthly (not later than the      (a) an unaudited consolidated and consolidating
last Business Day of each        balance sheet and income statement covering
Monthly Period)                  Borrower's and its Subsidiaries' operations
                                 during such prior month and during the period commencing on the first day of the applicable fiscal year and ending on the last day of the prior Monthly Period, including in comparative form, the figures for the corresponding month and year-to-date period in the preceding fiscal year,

                                 (b) a Compliance Certificate (without
                                 certification as to covenants contained in
                                 Section 6.16 of the Agreement), and

                                 (c) a report of any "deemed dividend" tax liability assessed against the Borrower or any of its Subsidiaries.

Quarterly (not later than 45     (d) an unaudited consolidated and consolidating
days after the end of each       balance sheet, income statement, and statement
fiscal quarter of Borrower)      of cash flow covering Borrower's and its
                                 Subsidiaries' operations during such prior quarter and during the period commencing on the first day of the applicable fiscal year and ending on the last day of the prior quarter, including in comparative form, the figures for the corresponding quarter and year-to-date period in the preceding fiscal year, and

                                 (e) copies of each Material Contract entered into since the delivery of the previous Compliance Certificate, together with any amendments to any existing Material Contracts entered into since the delivery of the previous Compliance Certificate,

                                 (f) a Compliance Certificate.

Annually (not later than 90      (g) consolidated and consolidating financial
days after the end of each of    statements of Borrower and its Subsidiaries for
Borrower's fiscal years)         each such fiscal year, audited by independent
                                 certified public accountants reasonably
                                 acceptable to Administrative Agent and
                                 certified, without any qualifications
                                 (including any (A) "going concern" or like qualification or exception, (B) qualification or exception as to the scope of such audit, or
                                 (C) qualification which relates to the
                                 treatment or classification of any item and which, as a condition to the removal of such qualification, would require an adjustment to such item, the effect of which would be to cause any noncompliance with the provisions of
                                 Section 6.16), by such accountants to have been prepared in accordance with GAAP (such audited financial statements to include a balance sheet, income statement, and statement of cash flow and, if prepared, such accountants' letter to management), and

                                 (h) a Compliance Certificate.
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Annually (not later than 30      (i) copies of the Projections, in form and
days prior to the start of       substance (including as to scope and underlying
each of Borrower's fiscal        assumptions) satisfactory to Administrative
years)                           Agent, in its Permitted Discretion, for the
                                 forthcoming three (3) years, year by year, and for the forthcoming fiscal year, month by month, certified by the chief financial officer of Borrower as being such officer's good faith estimate of the financial performance of Borrower during the period covered thereby, and

                                 (j) an accounting calendar for the forthcoming fiscal year, which shall set forth the first and last dates of each of Borrower's Monthly Periods and fiscal quarters in such year.

If and when filed by Borrower,   (k) Form 10-Q quarterly reports, Form 10-K
                                 annual reports, and Form 8-K current reports,

                                 (l) any other filings made by Borrower with the SEC, and

                                 (m) any other information that is provided by Borrower to its shareholders generally.

Promptly, but in any event       (n) notice of such event or condition and a
within five (5) days after       statement of the curative action that Borrower
Borrower has knowledge of any    proposes to take with respect thereto.
event or condition that
constitutes a Default or an
Event of Default,

Promptly after the               (o) notice of all actions, suits, or
commencement thereof, but in     proceedings brought by or against Borrower or
any event within five (5) days   any of its Subsidiaries before any Governmental
after the service of process     Authority which reasonably could be expected to
with respect thereto on          result in a Material Adverse Change.
Borrower or any of its
Subsidiaries,

Upon the request of              (p) any other information reasonably requested
Administrative Agent,            relating to the financial condition of Borrower
                                 or its Subsidiaries.
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